UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2013

Date of reporting period:	August 1, 2012 — January 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

POGAX

Putnam Growth Opportunities Fund

Semiannual report
1|31|13

A world of investing.™

Putnam INVESTMENTS

GROWTH FUNDS look for stocks of companies that have the potential to grow over time.

Putnam
Growth Opportunities
Fund

Semiannual report
1 | 31 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Consider these risks before investing: Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry.

Message from the Trustees

Dear Fellow Shareholder:

Stock markets around the world have continued to show strength into 2013, with the S&P 500 Index delivering its best January return since 1997. Investors witnessed several positive developments, including the U.S. fiscal cliff bill that Congress passed on January 1, 2013; the improving employment and housing situations; a more stable Europe; and China’s “soft landing” and positive growth.

Today’s market environment is one of slow and steady improvement, but uncertainties linger. Questions remain about potential economic fallout from the upcoming debt ceiling and budget sequestration debates in the United States. And the sovereign debt situation in Europe, while stabilized, is far from resolved.

At Putnam, our investment team is focused on actively managing risk and pursuing returns in today’s volatile global market. As always, it is important to rely on the guidance of your financial advisor to help you manage your investment portfolio in accordance with your goals and risk tolerance.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking to harness the growth potential of large companies

When Putnam Growth Opportunities Fund was launched in 1995, its managers were committed to seeking growth potential in the types of U.S. companies that dominated the markets — large yet flexible, coupling the benefits of size and scale with the ability to respond to changing tastes and new technologies.

Today, the fund continues to target the stocks of these types of companies, using rigorous research techniques to identify those believed to have both a competitive edge and the potential to produce strong profits.

Of course, as with any fund that invests in stocks, there are risks involved. The fund’s manager seeks to mitigate risk by investing with a long-term perspective, looking for companies he believes have the fundamental strength to deliver results over time, despite market setbacks.

In the fund’s first report to shareholders, then-Chairman of the Trustees George Putnam wrote of the management team: “Besides taking advantage of today’s opportunities, they have sought companies that have proved themselves in fair weather and foul, mindful that exuberant markets such as today’s do not last forever.”

While not all large-cap companies have been able to weather the tough times, many that were in the fund’s portfolio in the mid 1990s have continued to grow and prosper.

Regardless of how market conditions change in the years ahead, the fund will continue to seek leading companies with long-term growth potential. These companies can be attractive investments, especially when the market underestimates the sustainability of their growth.

In-depth analysis is key to successful stock selection

Drawing on the expertise of a dedicated team of stock analysts, the fund’s portfolio manager seeks attractive growth stocks. Once a stock is selected for the portfolio, it is regularly assessed to ensure that it continues to be attractive. Areas of focus include:

Growth The manager examines each company’s financials, including its sales and earnings, and targets those companies believed to offer growth potential.

Quality The manager looks for high-quality companies, seeking characteristics such as solid management teams, sound business models, a record of strong performance, and high levels of free-cash flow.

Valuation The manager carefully considers how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4	Growth Opportunities Fund

Interview with your fund’s portfolio manager

Could you tell us about the investing environment for the six months ended January 31, 2013?

The period began in the midst of a healthy summer rally for U.S. stocks, which were recovering from some turbulence that occurred earlier in the year. Despite the fact that global macroeconomic issues such as the eurozone debt crisis remained unresolved, investors seemed willing to look past them and take on more risk. Stock performance remained strong through September, then the market briefly turned volatile as investors dealt with somewhat disappointing third-quarter corporate earnings reports, uncertainty around the U.S. presidential election, and the threat of the fiscal cliff. Those declines were short-lived, and stocks gained considerable strength in the final two months of the period. Overall, U.S. equity indexes delivered positive returns for the period.

How did large-cap growth stocks and the fund perform for the period?

I’m pleased to report that the fund outperformed both its benchmark and the average return for funds in its Lipper peer group, Large-Cap Growth Funds. Large-cap growth stocks, as measured by the fund’s benchmark, the Russell 1000 Growth Index, had slightly lower returns than the broader stock market, but fared well for the period.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/13. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

Growth Opportunities Fund	5

What strategies or holdings contributed to fund returns?

Our decision to avoid the stock of Intel was among the top contributors to fund performance. A maker of computer microprocessors, Intel has struggled as the personal computer market faces enormous pressure. PC sales and demand have declined considerably as smartphones and tablets continue to consume more market share. Intel chips are used primarily in PCs, and the company has lagged in adapting its products for an increasingly more mobile world. In recognition of this challenge, we decided to avoid Intel in the current environment, which proved beneficial.

A portfolio highlight was Eaton, a diversified industrial company specializing in a wide array of areas, including aerospace, hydraulics, and truck and automotive parts. This stock’s performance is reflective of the overall economic environment for the six-month period. Because it is a cyclical business, Eaton’s success is closely tied to economic growth. For much of the past six months, the market was experiencing a so-called “risk-on” cycle, in which investors were feeling better about economic conditions and were more willing to invest in cyclical stocks. Eaton also has significant exposure to European markets, where concerns about the region’s debt crisis subsided with the introduction of the European Central Bank’s [ECB] bond-buying program. Beyond Eaton’s cyclical nature, we believe the company offers solid long-term fundamentals, and the stock remained in the portfolio at period-end.

The stock of media and entertainment company Time Warner made a positive contribution to fund performance for the period. The company’s TV studio and filmed entertainment divisions contributed to strong financial results, and cable television continued to benefit from a large and growing audience. Other factors that contributed to

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Growth Opportunities Fund

Time Warner’s success included solid expense management and a focus on turning around the company’s struggling CNN division.

What strategies or holdings held back fund returns?

Dollar General — one of the fund’s top performers for the previous fiscal year — was a detractor over the past six months. The company operates nearly 10,000 discount retail stores across the United States, and for a while, it had been a business that was “right for the times” — offering tremendous value in an environment of relatively high unemployment, anemic income growth, and households whose budgets were under pressure. More recently, however, as consumers have continued to feel budgetary pressure, they are spending less, even in discount retail stores. At the same time, Dollar General has felt competitive pressure from more traditional stores as all retailers pursue a shrinking customer base. Despite its short-term underperformance, this stock remained in the portfolio at period-end.

Fund performance was also dampened by our decision to maintain a relatively small position in Gilead Sciences. The stock of this biopharmaceutical company made impressive gains during the period, largely due to promising late-stage trials for its experimental hepatitis C treatment. While we believed Gilead could gain a share of the hepatitis C market, we underestimated the strength of its new drug and the potential for Gilead to dominate the market. We added

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 1/31/13. Derivatives and short-term holdings are excluded. Holdings will vary over time.

Growth Opportunities Fund	7

Gilead to the portfolio at the midpoint of the period, missing some of its early gains.

Another detractor was the stock of EMC, an information technology company. The company struggled as the growth rate for its storage products slowed considerably in the second half of 2012. At the same time, EMC owns a significant portion of VMware, a company focused on cloud-based infrastructure whose sales and performance also slowed in 2012.

What is your outlook for the markets and the fund?

We continue to see evidence that an economic recovery is well underway. While the pace of that recovery is slower than we would like, jobs have been created and the U.S. housing market has picked up steam over the past 12 months. And in global markets, many of investors’ macroeconomic worries have begun to subside. The ECB has taken action to protect the euro and ease short-term funding pressure on Spain and Italy. Also, China has new leadership and continues to implement stimulus programs, helping to relieve concerns about a hard landing for its economy.

In terms of positioning the fund, we enter 2013 in much the same way we began last year — seeking stocks that we believe will benefit in an improving economic environment. At the same time, we recognize that additional progress is needed on many macroeconomic issues, from the need for Europe to reform and restructure, to implementing a solid deficit reduction program in the United States. And, as we have learned since the depths of the 2008 global financial crisis, we can expect times of heightened fear and uncertainty that will drive periods of volatility in the markets. In managing the fund, we will continue to focus on identifying companies with the potential to grow over time — without getting sidetracked by short-term disruptions in the market.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are represented as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Growth Opportunities Fund

Thank you, Rob, for your time and insight.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert M. Brookby has an M.B.A. from Harvard Business School and a B.A. from Northwestern University. Rob joined Putnam in 2008 and has been in the investment industry since 1999.

IN THE NEWS

Mixed signals are coming from the U.S. economy. On the positive side, the unemployment rate continues to tick down, the housing sector is recovering, and the stock market has reached multi-year highs. But uncertainty remains. The nation’s GDP was essentially flat in the fourth quarter of 2012, after several consecutive quarters of expansion. A precipitous drop in military spending contributed to the slowdown, and many questions remain about government spending and its impact on GDP going forward. Consumer confidence recently dropped following the tax increases resulting from the fiscal cliff resolution, as people anticipate the pinch of less take-home pay. The next few months should provide clearer direction for the markets on government spending and the resilience of the recovery.

Growth Opportunities Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2013, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, class R5, class R6, and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/13

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inceptiondates)	(10/2/95)		(8/1/97)		(2/1/99)		(8/1/97)		(1/21/03)	(7/2/12)	(7/2/12)	(7/1/99)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	5.72%	5.36%	4.90%	4.90%	4.94%	4.94%	5.16%	4.95%	5.46%	5.95%	5.95%	5.95%

10 years	95.57	84.28	81.46	81.46	81.52	81.52	86.07	79.50	90.90	100.92	101.00	100.71
Annual average	6.94	6.30	6.14	6.14	6.14	6.14	6.41	6.02	6.68	7.23	7.23	7.22

5 years	37.03	29.18	31.91	29.91	32.03	32.03	33.71	28.99	35.43	38.92	38.98	38.78
Annual average	6.50	5.25	5.70	5.37	5.71	5.71	5.98	5.22	6.25	6.80	6.80	6.77

3 years	45.60	37.22	42.36	39.36	42.35	42.35	43.47	38.47	44.58	46.90	46.96	46.75
Annual average	13.34	11.12	12.49	11.70	12.49	12.49	12.79	11.46	13.08	13.68	13.69	13.64

1 year	14.13	7.60	13.25	8.25	13.26	12.26	13.57	9.61	13.82	14.51	14.55	14.39

6 months	11.21	4.83	10.82	5.82	10.87	9.87	11.01	7.10	11.10	11.47	11.52	11.36

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

10	Growth Opportunities Fund

Comparative index returns For periods ended 1/31/13

		Lipper Large-Cap Growth
	Russell 1000 Growth Index	Funds category average*

Annual average (life of fund)	6.53%	6.33%

10 years	120.71	105.10
Annual average	8.24	7.36

5 years	31.91	22.20
Annual average	5.70	4.01

3 years	50.56	42.99
Annual average	14.61	12.61

1 year	13.43	13.31

6 months	7.75	9.40

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/13, there were 763, 709, 634, 560, 382 and 107 funds respectively in this Lipper category.

Fund price and distribution information For the six-month period ended 1/31/13

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	1		—	—	—		1	1	1	1

Income	$0.056		—	—	—		$0.008	$0.074	$0.082	$0.102

Capital gains	—		—	—	—		—	—	—	—

Total	$0.056		—	—	—		$0.008	$0.074	$0.082	$0.102

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

7/31/12	$17.57	$18.64	$15.89	$16.10	$16.44	$17.04	$17.19	$18.12	$18.12	$18.12

1/31/13	19.48	20.67	17.61	17.85	18.25	18.91	19.09	20.12	20.12	20.07

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Growth Opportunities Fund	11

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/12

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inceptiondates)	(10/2/95)		(8/1/97)		(2/1/99)		(8/1/97)		(1/21/03)	(7/2/12)	(7/2/12)	(7/1/99)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	5.47%	5.10%	4.65%	4.65%	4.69%	4.69%	4.91%	4.69%	5.21%	5.69%	5.70%	5.69%

10 years	82.06	71.64	68.63	68.63	68.75	68.75	73.13	67.01	77.73	86.80	86.88	86.69
Annual average	6.17	5.55	5.36	5.36	5.37	5.37	5.64	5.26	5.64	6.45	6.45	6.44

5 years	21.34	14.38	16.81	14.81	16.94	16.94	18.42	14.30	19.92	22.99	23.04	22.91
Annual average	3.94	2.72	3.16	2.80	3.18	3.18	3.44	2.71	3.70	4.23	4.23	4.21

3 years	33.07	25.38	30.08	27.08	30.15	30.15	31.15	26.58	32.06	34.14	34.19	34.05
Annual average	9.99	7.83	9.16	8.32	9.18	9.18	9.46	8.17	9.71	10.29	10.30	10.26

1 year	17.71	10.92	16.81	11.81	16.78	15.78	17.14	13.04	17.36	18.11	18.16	18.04

6 months	7.91	1.73	7.48	2.48	7.50	6.50	7.66	3.87	7.73	8.11	8.15	8.04

See the discussion following the Fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 7/31/12	1.16%	1.91%	1.91%	1.66%	1.41%	0.74%*	0.64%*	0.91%

Annualized expense ratio for the
six-month period ended 1/31/13‡	1.13%	1.88%	1.88%	1.63%	1.38%	0.74%	0.64%	0.88%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Other expenses for class R5 and class R6 shares have been annualized.

‡ Includes a decrease of 0.06% from annualizing the performance fee adjustment for the six months ended 1/31/13.

12	Growth Opportunities Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from August 1, 2012, to January 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$6.02	$9.99	$9.99	$8.67	$7.34	$3.94	$3.41	$4.69

Ending value (after expenses)	$1,112.10	$1,108.20	$1,108.70	$1,110.10	$1,111.00	$1,114.70	$1,115.20	$1,113.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2013, use the following calculation method. To find the value of your investment on August 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.75	$9.55	$9.55	$8.29	$7.02	$3.77	$3.26	$4.48

Ending value (after expenses)	$1,019.51	$1,015.73	$1,015.73	$1,016.99	$1,018.25	$1,021.48	$1,021.98	$1,020.77

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Growth Opportunities Fund	13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to certain defined contribution plans with assets of at least $50 million.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14	Growth Opportunities Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2013, Putnam employees had approximately $364,000,000 and the Trustees had approximately $87,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Growth Opportunities Fund	15

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16	Growth Opportunities Fund

The fund’s portfolio 1/31/13 (Unaudited)

COMMON STOCKS (98.9%)*	Shares	Value

Aerospace and defense (4.8%)
Embraer SA ADR (Brazil)	50,000	$1,648,500

Honeywell International, Inc.	91,800	6,264,432

Precision Castparts Corp.	24,337	4,463,406

United Technologies Corp.	53,300	4,667,481

		17,043,819
Air freight and logistics (1.0%)
FedEx Corp. S	34,600	3,510,170

		3,510,170
Auto components (1.2%)
American Axle & Manufacturing Holdings, Inc. † S	104,800	1,224,064

Johnson Controls, Inc.	99,300	3,087,237

		4,311,301
Beverages (2.8%)
Beam, Inc.	25,700	1,576,438

Coca-Cola Enterprises, Inc.	124,100	4,327,367

PepsiCo, Inc.	34,700	2,527,895

SABMiller PLC (United Kingdom)	31,080	1,552,726

		9,984,426
Biotechnology (1.9%)
Celgene Corp. †	42,800	4,235,488

Elan Corp. PLC ADR (Ireland) †	70,200	737,802

Gilead Sciences, Inc. †	47,000	1,854,150

Prothena Corp PLC (Ireland) †	1,556	9,352

		6,836,792
Building products (0.5%)
Fortune Brands Home & Security, Inc. †	57,200	1,872,728

		1,872,728
Capital markets (1.9%)
Charles Schwab Corp. (The) S	234,500	3,876,285

Invesco, Ltd.	88,300	2,406,175

Morgan Stanley	23,700	541,545

		6,824,005
Chemicals (4.1%)
Albemarle Corp. S	11,000	674,410

Celanese Corp. Ser. A	75,737	3,550,551

Dow Chemical Co. (The)	58,500	1,883,700

Eastman Chemical Co.	25,200	1,792,980

GSE Holding, Inc. † S	94,076	654,769

Monsanto Co.	61,300	6,212,755

		14,769,165
Commercial services and supplies (1.2%)
Tyco International, Ltd.	141,388	4,274,159

		4,274,159
Communications equipment (3.8%)
F5 Networks, Inc. †	16,100	1,688,568

Polycom, Inc. †	157,000	1,731,710

Qualcomm, Inc.	152,948	10,099,156

		13,519,434

Growth Opportunities Fund	17

COMMON STOCKS (98.9%)* cont.	Shares	Value

Computers and peripherals (9.1%)
Apple, Inc.	43,890	$19,983,555

EMC Corp. †	246,000	6,054,060

NetApp, Inc. † S	49,500	1,782,000

SanDisk Corp. †	93,652	4,681,663

		32,501,278
Consumer finance (0.6%)
Capital One Financial Corp.	40,482	2,279,946

		2,279,946
Diversified financial services (1.9%)
Bank of America Corp.	206,500	2,337,580

Citigroup, Inc.	60,800	2,563,328

CME Group, Inc. S	34,300	1,983,912

		6,884,820
Electrical equipment (1.0%)
Eaton Corp PLC S	62,700	3,570,765

		3,570,765
Energy equipment and services (5.0%)
Cameron International Corp. †	79,800	5,052,138

Halliburton Co.	27,100	1,102,428

Key Energy Services, Inc. †	86,900	706,497

Oil States International, Inc. †	57,400	4,453,092

Schlumberger, Ltd.	81,000	6,322,050

		17,636,205
Food and staples retail (1.5%)
Costco Wholesale Corp.	35,100	3,592,134

Whole Foods Market, Inc.	19,108	1,839,145

		5,431,279
Food products (0.6%)
Mead Johnson Nutrition Co.	29,926	2,274,376

		2,274,376
Health-care equipment and supplies (4.6%)
Baxter International, Inc.	92,300	6,261,632

Covidien PLC	94,600	5,897,364

GenMark Diagnostics, Inc. † S	126,379	1,359,838

Zimmer Holdings, Inc. S	40,500	3,021,300

		16,540,134
Health-care providers and services (2.4%)
Aetna, Inc. S	61,600	2,970,968

Catamaran Corp. †	40,200	2,085,978

UnitedHealth Group, Inc.	61,300	3,384,373

		8,441,319
Hotels, restaurants, and leisure (2.8%)
Las Vegas Sands Corp.	49,900	2,756,975

McDonald’s Corp.	24,300	2,315,547

Starbucks Corp.	87,900	4,932,948

		10,005,470
Household products (1.0%)
Procter & Gamble Co. (The)	45,500	3,419,780

		3,419,780
Independent power producers and energy traders (0.7%)
Calpine Corp. †	119,800	2,363,654

		2,363,654

18	Growth Opportunities Fund

COMMON STOCKS (98.9%)* cont.	Shares	Value

Insurance (1.1%)
Aon PLC S	19,400	$1,120,156

Prudential PLC (United Kingdom)	178,657	2,714,493

		3,834,649
Internet and catalog retail (3.5%)
Amazon.com, Inc. †	18,100	4,805,550

HomeAway, Inc. † S	34,600	829,362

Priceline.com, Inc. †	9,750	6,683,333

		12,318,245
Internet software and services (5.9%)
eBay, Inc. †	87,000	4,865,910

Facebook, Inc. Class A †	85,400	2,644,838

Google, Inc. Class A †	16,259	12,286,764

Yandex NV Class A (Russia) †	46,600	1,128,186

		20,925,698
IT Services (2.9%)
Cognizant Technology Solutions Corp. †	30,500	2,384,490

InterXion Holding NV (Netherlands) †	37,200	855,228

Visa, Inc. Class A	44,300	6,995,413

		10,235,131
Life sciences tools and services (1.4%)
Agilent Technologies, Inc. S	41,100	1,840,458

Thermo Fisher Scientific, Inc.	41,459	2,990,852

		4,831,310
Machinery (2.9%)
Cummins, Inc.	24,900	2,859,267

Parker Hannifin Corp. S	16,600	1,543,302

Timken Co.	50,021	2,681,626

TriMas Corp. †	45,000	1,390,050

Wabtec Corp.	21,700	2,031,554

		10,505,799
Marine (0.6%)
Kirby Corp. †	31,700	2,239,605

		2,239,605
Media (3.4%)
Comcast Corp. Class A	106,600	4,059,328

DISH Network Corp. Class A	68,600	2,556,722

Time Warner, Inc.	107,300	5,420,796

		12,036,846
Metals and mining (0.8%)
Barrick Gold Corp. (Canada)	34,200	1,091,664

Carpenter Technology Corp.	32,900	1,721,657

		2,813,321
Multiline retail (1.6%)
Dollar General Corp. †	79,068	3,654,523

Nordstrom, Inc.	38,600	2,131,878

		5,786,401
Oil, gas, and consumable fuels (3.3%)
Anadarko Petroleum Corp.	43,537	3,483,831

Cabot Oil & Gas Corp.	28,500	1,504,230

Chesapeake Energy Corp.	33,900	684,102

Cobalt International Energy, Inc. † S	20,338	492,383

Gulfport Energy Corp. †	44,200	1,824,134

Noble Energy, Inc.	34,736	3,744,193

		11,732,873

Growth Opportunities Fund	19

COMMON STOCKS (98.9%)* cont.	Shares	Value

Pharmaceuticals (3.7%)
AbbVie, Inc. †	72,400	$2,656,356

Actavis, Inc. †	36,200	3,127,318

Auxilium Pharmaceuticals, Inc. †	52,000	956,800

Eli Lilly & Co.	60,200	3,232,138

Jazz Pharmaceuticals PLC † S	24,700	1,392,833

Shire PLC ADR (United Kingdom)	16,700	1,672,338

Zoetis, Inc. †	4,984	129,584

		13,167,367
Professional services (0.6%)
Verisk Analytics, Inc. Class A †	37,100	2,046,436

		2,046,436
Real estate investment trusts (REITs) (0.9%)
American Tower Corp. Class A	40,500	3,084,075

		3,084,075
Real estate management and development (0.3%)
CBRE Group, Inc. Class A †	46,700	1,007,786

		1,007,786
Semiconductors and semiconductor equipment (2.6%)
Avago Technologies, Ltd.	91,015	3,255,607

Lam Research Corp. †	38,600	1,588,004

Texas Instruments, Inc. S	67,200	2,222,976

Xilinx, Inc.	64,300	2,346,307

		9,412,894
Software (4.1%)
Microsoft Corp.	64,467	1,770,908

Oracle Corp.	200,600	7,123,306

Salesforce.com, Inc. † S	20,800	3,580,304

SS&C Technologies Holdings, Inc. †	60,700	1,373,641

VMware, Inc. Class A † S	9,100	695,968

		14,544,127
Specialty retail (2.3%)
Bed Bath & Beyond, Inc. † S	37,600	2,207,120

Lowe’s Cos., Inc.	68,500	2,616,015

TJX Cos., Inc. (The)	73,600	3,325,248

		8,148,383
Textiles, apparel, and luxury goods (0.9%)
Coach, Inc.	37,900	1,932,900

Michael Kors Holdings, Ltd. (Hong Kong) †	22,200	1,246,086

		3,178,986
Tobacco (1.7%)
Philip Morris International, Inc.	69,300	6,109,488

		6,109,488

Total common stocks (cost $286,014,160)		$352,254,445

PURCHASED EQUITY OPTIONS	Expiration	Contract
OUTSTANDING (—%)*	date/strike	amount	Value

Chesapeake Energy Corp. (Call)	Mar-13/$21.00	107,952	$81,054

Total purchased equity options outstanding (cost $80,964)			$81,054

20	Growth Opportunities Fund

WARRANTS (—%)*†	Expiration	Strike
	date	price	Warrants	Value

Citigroup, Inc.	1/4/19	$106.10	163,930	$80,326

Total warrants (cost $165,569)				$80,326

SHORT-TERM INVESTMENTS (9.5%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.18% [d]	28,889,500	$28,889,500

Putnam Money Market Liquidity Fund 0.10% L	4,821,831	4,821,831

U.S. Treasury Bills with an effective yield of 0.179%,
July 25, 2013 #	$107,000	106,946

U.S. Treasury Bills with an effective yield of 0.154%,
May 2, 2013 #	12,000	11,998

U.S. Treasury Bills with an effective yield of 0.140%,
January 9, 2014 #	21,000	20,973

Total short-term investments (cost $33,851,205)		$33,851,248

TOTAL INVESTMENTS

Total investments (cost $320,111,898)		$386,267,073

Key to holding’s abbreviations

ADR American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2012 through January 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $356,200,931.

† Non-income-producing security.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

FUTURES CONTRACTS OUTSTANDING at 1/31/13 (Unaudited)
	Number of		Expiration	Unrealized
	contracts	Value	date	depreciation

NASDAQ 100 Index E-Mini (Long)	26	$1,417,000	Mar-13	$(2,156)

Total				$(2,156)

WRITTEN EQUITY OPTIONS OUTSTANDING at 1/31/13 (premiums $8,636) (Unaudited)
	Expiration	Contract
	date/strike	amount	Value

Chesapeake Energy Corp. (Call)	Mar-13/$25.00	107,952	$9,716

Total			$9,716

Growth Opportunities Fund	21

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$55,785,632	$—	$—

Consumer staples	27,219,349	—	—

Energy	29,369,078	—	—

Financials	23,915,281	—	—

Health care	49,816,922	—	—

Industrials	45,063,481	—	—

Information technology	101,138,562	—	—

Materials	17,582,486	—	—

Utilities	2,363,654	—	—

Total common stocks	352,254,445	—	—

Purchased equity options outstanding	—	81,054	—

Warrants	80,326	—	—

Short-term investments	4,821,831	29,029,417	—

Totals by level	$357,156,602	$29,110,471	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$(2,156)	$—	$—

Written equity options outstanding	—	(9,716)	—

Totals by level	$(2,156)	$(9,716)	$—

The accompanying notes are an integral part of these financial statements.

22	Growth Opportunities Fund

Statement of assets and liabilities 1/31/13 (Unaudited)

ASSETS

Investment in securities, at value, including $27,445,560 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $286,400,567)	$352,555,742
Affiliated issuers (identified cost $33,711,331) (Notes 1 and 6)	33,711,331

Dividends, interest and other receivables	177,650

Receivable for shares of the fund sold	328,757

Receivable for investments sold	2,913,355

Total assets	389,686,835

LIABILITIES

Payable for investments purchased	3,478,639

Payable for shares of the fund repurchased	422,291

Payable for compensation of Manager (Note 2)	158,511

Payable for custodian fees (Note 2)	8,422

Payable for investor servicing fees (Note 2)	77,028

Payable for Trustee compensation and expenses (Note 2)	207,136

Payable for administrative services (Note 2)	3,436

Payable for distribution fees (Note 2)	94,222

Payable for variation margin (Note 1)	5,590

Written options outstanding, at value (premiums $8,636) (Notes 1 and 3)	9,716

Collateral on securities loaned, at value (Note 1)	28,889,500

Other accrued expenses	131,413

Total liabilities	33,485,904

Net assets	$356,200,931

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$302,074,439

Undistributed net investment income (Note 1)	554,086

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(12,579,557)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	66,151,963

Total — Representing net assets applicable to capital shares outstanding	$356,200,931

(Continued on next page)

Growth Opportunities Fund	23

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($299,590,502 divided by 15,377,127 shares)	$19.48

Offering price per class A share (100/94.25 of $19.48)*	$20.67

Net asset value and offering price per class B share ($18,483,609 divided by 1,049,442 shares)**	$17.61

Net asset value and offering price per class C share ($13,650,213 divided by 764,787 shares)**	$17.85

Net asset value and redemption price per class M share ($4,682,444 divided by 256,619 shares)	$18.25

Offering price per class M share (100/96.50 of $18.25)*	$18.91

Net asset value, offering price and redemption price per class R share
($1,756,488 divided by 91,995 shares)	$19.09

Net asset value, offering price and redemption price per class R5 share
($11,291 divided by 561 shares)	$20.12†

Net asset value, offering price and redemption price per class R6 share
($11,296 divided by 561 shares)	$20.12†

Net asset value, offering price and redemption price per class Y share
($18,015,088 divided by 897,599 shares)	$20.07

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

24	Growth Opportunities Fund

Statement of operations Six months ended 1/31/13 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $5,141)	$2,611,983

Interest (including interest income of $2,131 from investments in affiliated issuers) (Note 6)	2,427

Securities lending (Note 1)	31,618

Total investment income	2,646,028

EXPENSES

Compensation of Manager (Note 2)	885,755

Investor servicing fees (Note 2)	503,647

Custodian fees (Note 2)	9,518

Trustee compensation and expenses (Note 2)	17,937

Distribution fees (Note 2)	546,517

Administrative services (Note 2)	5,991

Other	116,504

Total expenses	2,085,869

Expense reduction (Note 2)	(24,547)

Net expenses	2,061,322

Net investment income	584,706

Net realized gain on investments (Notes 1 and 3)	16,651,898

Net realized gain on futures contracts (Note 1)	17,026

Net realized gain on foreign currency transactions (Note 1)	148

Net realized loss on written options (Notes 1 and 3)	(248,772)

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(155)

Net unrealized appreciation of investments, futures contracts and written options
during the period	19,691,828

Net gain on investments	36,111,973

Net increase in net assets resulting from operations	$36,696,679

The accompanying notes are an integral part of these financial statements.

Growth Opportunities Fund	25

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 1/31/13*	Year ended 7/31/12

Operations:
Net investment income	$584,706	$806,985

Net realized gain on investments
and foreign currency transactions	16,420,300	11,561,281

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	19,691,673	(5,623,216)

Net increase in net assets resulting from operations	36,696,679	6,745,050

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(870,929)	—

Class R	(710)	—

Class R5	(41)	—

Class R6	(46)	—

Class Y	(95,343)	—

Redemption fees (Note 1)	18	3,236

Decrease from capital share transactions (Note 4)	(16,273,897)	(22,052,080)

Total increase (decrease) in net assets	19,455,731	(15,303,794)

NET ASSETS

Beginning of period	336,745,200	352,048,994

End of period (including undistributed net investment
income of $554,086 and $936,449, respectively)	$356,200,931	$336,745,200

* Unaudited

The accompanying notes are an integral part of these financial statements.

26	Growth Opportunities Fund

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Growth Opportunities Fund	27

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From						Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	From	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	return of capital	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Class A
January 31, 2013**	$17.57	.04	1.93	1.97	(.06)	—	(.06)	— [d]	—	$19.48	11.21*	$299,591	.57*	.20*	42*
July 31, 2012	17.18	.05	.34	.39	—	—	—	— [d]	—	17.57	2.27	282,145	1.17	.32	56
July 31, 2011	13.82	(.01)	3.35 [e]	3.34	—	—	—	— [d]	.02 [f]	17.18	24.31 [e]	295,289	1.22	(.05)	68
July 31, 2010	12.24	(.02)	1.66 [g]	1.64	(.06)	— [d]	(.06)	— [d]	—	13.82	13.39 [g]	261,202	1.32 [h]	(.17) [h]	96
July 31, 2009	13.54	.05	(1.35) [i]	(1.30)	—	—	—	— [d]	— [d,j]	12.24	(9.60) [i]	254,606	1.27 [h]	.49 [h]	160
July 31, 2008	14.84	(.01)	(1.29)	(1.30)	—	—	—	— [d]	—	13.54	(8.76)	305,508	1.29 [h]	(.04) [h]	69

Class B
January 31, 2013**	$15.89	(.03)	1.75	1.72	—	—	—	— [d]	—	$17.61	10.82*	$18,484	.95*	(.17)*	42*
July 31, 2012	15.66	(.06)	.29	.23	—	—	—	— [d]	—	15.89	1.47	18,678	1.92	(.43)	56
July 31, 2011	12.69	(.12)	3.07 [e]	2.95	—	—	—	— [d]	.02 [f]	15.66	23.40 [e]	24,683	1.97	(.80)	68
July 31, 2010	11.28	(.11)	1.52 [g]	1.41	—	—	—	— [d]	—	12.69	12.50 [g]	28,983	2.07 [h]	(.91) [h]	96
July 31, 2009	12.57	(.02)	(1.27) [i]	(1.29)	—	—	—	— [d]	— [d,j]	11.28	(10.26) [i]	37,357	2.02 [h]	(.20) [h]	160
July 31, 2008	13.89	(.11)	(1.21)	(1.32)	—	—	—	— [d]	—	12.57	(9.50)	73,688	2.04 [h]	(.81) [h]	69

Class C
January 31, 2013**	$16.10	(.03)	1.78	1.75	—	—	—	— [d]	—	$17.85	10.87*	$13,650	.95*	(.18)*	42*
July 31, 2012	15.87	(.07)	.30	.23	—	—	—	— [d]	—	16.10	1.45	13,099	1.92	(.43)	56
July 31, 2011	12.86	(.12)	3.11 [e]	2.99	—	—	—	— [d]	.02 [f]	15.87	23.41 [e]	13,781	1.97	(.80)	68
July 31, 2010	11.43	(.12)	1.55 [g]	1.43	—	—	—	— [d]	—	12.86	12.51 [g]	12,321	2.07 [h]	(.92) [h]	96
July 31, 2009	12.74	(.02)	(1.29) [i]	(1.31)	—	—	—	— [d]	— [d,j]	11.43	(10.28) [i]	12,159	2.02 [h]	(.25) [h]	160
July 31, 2008	14.07	(.11)	(1.22)	(1.33)	—	—	—	— [d]	—	12.74	(9.45)	16,311	2.04 [h]	(.79) [h]	69

Class M
January 31, 2013**	$16.44	(.01)	1.82	1.81	—	—	—	— [d]	—	$18.25	11.01*	$4,682	.82*	(.05)*	42*
July 31, 2012	16.17	(.03)	.30	.27	—	—	—	— [d]	—	16.44	1.67	4,588	1.67	(.18)	56
July 31, 2011	13.07	(.09)	3.17 [e]	3.08	—	—	—	— [d]	.02 [f]	16.17	23.72 [e]	5,271	1.72	(.55)	68
July 31, 2010	11.58	(.09)	1.58 [g]	1.49	— [d]	— [d]	— [d]	— [d]	—	13.07	12.88 [g]	4,460	1.82 [h]	(.67) [h]	96
July 31, 2009	12.88	— [d]	(1.30) [i]	(1.30)	—	—	—	— [d]	— [d,j]	11.58	(10.09) [i]	4,470	1.77 [h]	— [h,k]	160
July 31, 2008	14.19	(.08)	(1.23)	(1.31)	—	—	—	— [d]	—	12.88	(9.23)	5,675	1.79 [h]	(.54) [h]	69

Class R
January 31, 2013**	$17.19	.01	1.90	1.91	(.01)	—	(.01)	— [d]	—	$19.09	11.10*	$1,756	.70*	.07*	42*
July 31, 2012	16.86	.01	.32	.33	—	—	—	— [d]	—	17.19	1.96	1,632	1.42	.06	56
July 31, 2011	13.59	(.05)	3.30 [e]	3.25	—	—	—	— [d]	.02 [f]	16.86	24.06 [e]	630	1.47	(.31)	68
July 31, 2010	12.05	(.06)	1.64 [g]	1.58	(.04)	— [d]	(.04)	— [d]	—	13.59	13.08 [g]	241	1.57 [h]	(.43) [h]	96
July 31, 2009	13.36	.02	(1.33) [i]	(1.31)	—	—	—	— [d]	— [d,j]	12.05	(9.81) [i]	183	1.52 [h]	.22 [h]	160
July 31, 2008	14.68	(.04)	(1.28)	(1.32)	—	—	—	— [d]	—	13.36	(8.99)	172	1.54 [h]	(.30) [h]	69

Class R5
January 31, 2013**	$18.12	.08	1.99	2.07	(.07)	—	(.07)	—	—	$20.12	11.47*	$11	.38*	.40*	42*
July 31, 2012†	17.89	— [d]	.23	.23	—	—	—	—	—	18.12	1.29*	10	.06*	(.01)*	56

Class R6
January 31, 2013**	$18.12	.09	1.99	2.08	(.08)	—	(.08)	—	—	$20.12	11.52*	$11	.32*	.45*	42*
July 31, 2012†	17.89	— [d]	.23	.23	—	—	—	—	—	18.12	1.29*	10	.05*	—*[k]	56

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28	Growth Opportunities Fund	Growth Opportunities Fund	29

Financial highlights (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From						Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	From	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	return of capital	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Class Y
January 31, 2013**	$18.12	.06	1.99	2.05	(.10)	—	(.10)	— [d]	—	$20.07	11.36*	$18,015	.45*	.33*	42*
July 31, 2012	17.68	.10	.34	.44	—	—	—	— [d]	—	18.12	2.49	16,582.92		.57	56
July 31, 2011	14.18	.03	3.45 [e]	3.48	—	—	—	— [d]	.02 [f]	17.68	24.68 [e]	12,395.97		.19	68
July 31, 2010	12.55	.01	1.71 [g]	1.72	(.09)	— [d]	(.09)	— [d]	—	14.18	13.69 [g]	6,163	1.07 [h]	.08 [h]	96
July 31, 2009	13.85	.08	(1.38) [i]	(1.30)	—	—	—	— [d]	— [d,j]	12.55	(9.39) [i]	5,638	1.02 [h]	.73 [h]	160
July 31, 2008	15.14	.03	(1.32)	(1.29)	—	—	—	— [d]	—	13.85	(8.52)	6,084	1.04 [h]	.21 [h]	69

* Not annualized.

** Unaudited.

† For the period July 3, 2012 (commencement of operations) to July 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

d Amount represents less than $0.01 per share.

e Reflects a non-recurring litigation payment received by the fund from Enron Corporation which amounted to the following amounts per share outstanding on January 19, 2011:

Per share

Class A	$0.15

Class B	0.14

Class C	0.14

Class M	0.14

Class R	0.15

Class Y	0.15

This payment resulted in an increase to total returns of 1.08% for the year ended July 31, 2011.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC), which amounted to $0.02 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

g Reflects a non-recurring litigation payment received by the fund from Enron Corporation which amounted to the following amounts per share outstanding on December 28, 2009:

Per share

Class A	$0.09

Class B	0.09

Class C	0.09

Class M	0.09

Class R	0.09

Class Y	0.10

This payment resulted in an increase to total returns of 0.74% for the year ended July 31, 2010.

h Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to July 31, 2010, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

July 31, 2010	0.05%

July 31, 2009	0.25

July 31, 2008	0.16

i Reflects a non-recurring litigation payment received by the fund from Enron Corporation which amounted to the following amounts per share outstanding on December 29, 2008:

Per share

Class A	$0.44

Class B	0.41

Class C	0.41

Class M	0.42

Class R	0.43

Class Y	0.45

This payment resulted in an increase to total returns of 3.25% for the year ended July 31, 2009.

j Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to less than $0.01 per share outstanding on June 23, 2009.

k Amount represents less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.	The accompanying notes are an integral part of these financial statements.
30 Growth Opportunities Fund	Growth Opportunities Fund	31

Notes to financial statements 1/31/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2012 through January 31, 2013.

Putnam Growth Opportunities Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation. The fund invests mainly in common stocks of large U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A short-term trading fee of 1.00% may have applied to redemptions (including exchanges into another fund) of shares purchased before January 2, 2013 and held for 7 days or less. The short-term trading fee was accounted for as an addition to paid-in-capital. For shares purchased on or after January 2, 2013, this short-term trading fee no longer applies.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

32	Growth Opportunities Fund

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are

Growth Opportunities Fund	33

included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Certain options contracts include premiums that do not settle until the expiration date of the contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average number of contracts, see Note 5.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on derivative contracts subject to the Master Agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $28,162,067. Certain of these securities were sold prior to the close of the reporting period and are

34	Growth Opportunities Fund

included in Receivable for investments sold on the Statement of assets and liabilities. The fund received cash collateral of $28,889,500.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At July 31, 2012, the fund had a capital loss carryover of $28,849,740 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$18,257,846	N/A	$18,257,846	July 31, 2017

10,591,894	N/A	10,591,894	July 31, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $320,243,250, resulting in gross unrealized appreciation and depreciation of $71,021,203 and $4,997,380, respectively, or net unrealized appreciation of $66,023,823.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources

Growth Opportunities Fund	35

are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,

0.660%	of the next $5 billion,	0.490%	of the next $50 billion,

0.610%	of the next $10 billion,	0.480%	of the next $100 billion and

0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

In addition, beginning with January 2011, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended or, if shorter, the period from January 1, 2010 to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Russell 1000 Growth Index, each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.12%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.285% of the fund’s average net assets before a decrease of $97,434 (0.028% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

36	Growth Opportunities Fund

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$422,545	Class R5	8

Class B	26,996	Class R6	3

Class C	19,427	Class Y	25,520

Class M	6,806	Total	$503,647

Class R	2,342

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $216 under the expense offset arrangements and by $24,331 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $265, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$364,431	Class M	17,623

Class B	93,304	Class R	4,054

Class C	67,105	Total	$546,517

Growth Opportunities Fund	37

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $20,671 and $251 from the sale of class A and class M shares, respectively, and received $7,284 and $83 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $24 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $142,494,488 and $159,286,180, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written equity option	Written equity option
	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	30,800	$13,552

Options opened	107,952	8,636
Options exercised	—	—
Options expired	—	—
Options closed	(30,800)	(13,552)

Written options outstanding at the
end of the reporting period	107,952	$8,636

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 1/31/13		Year ended 7/31/12

Class A	Shares	Amount	Shares	Amount

Shares sold	504,236	$9,329,158	1,403,801	$23,360,628

Shares issued in connection with
reinvestment of distributions	45,213	829,665	—	—

	549,449	10,158,823	1,403,801	23,360,628

Shares repurchased	(1,233,475)	(22,729,796)	(2,526,147)	(42,215,617)

Net decrease	(684,026)	$(12,570,973)	(1,122,346)	$(18,854,989)

	Six months ended 1/31/13		Year ended 7/31/12

Class B	Shares	Amount	Shares	Amount

Shares sold	65,557	$1,086,786	128,259	$1,958,559

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	65,557	1,086,786	128,259	1,958,559

Shares repurchased	(191,393)	(3,190,805)	(528,881)	(8,091,084)

Net decrease	(125,836)	$(2,104,019)	(400,622)	$(6,132,525)

38	Growth Opportunities Fund

	Six months ended 1/31/13		Year ended 7/31/12

Class C	Shares	Amount	Shares	Amount

Shares sold	22,212	$377,051	96,787	$1,476,645

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	22,212	377,051	96,787	1,476,645

Shares repurchased	(70,765)	(1,194,087)	(151,677)	(2,327,040)

Net decrease	(48,553)	$(817,036)	(54,890)	$(850,395)

	Six months ended 1/31/13		Year ended 7/31/12

Class M	Shares	Amount	Shares	Amount

Shares sold	3,646	$62,800	16,915	$267,865

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	3,646	62,800	16,915	267,865

Shares repurchased	(26,018)	(454,557)	(63,972)	(1,034,307)

Net decrease	(22,372)	$(391,757)	(47,057)	$(766,442)

	Six months ended 1/31/13		Year ended 7/31/12

Class R	Shares	Amount	Shares	Amount

Shares sold	14,831	$268,054	84,805	$1,329,463

Shares issued in connection with
reinvestment of distributions	39	710	—	—

	14,870	268,764	84,805	1,329,463

Shares repurchased	(17,811)	(317,422)	(27,234)	(461,463)

Net increase (decrease)	(2,941)	$(48,658)	57,571	$868,000

			For the period 7/3/12
			(commencement of operations)
	Six months ended 1/31/13		to 7/31/12

Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	559	$10,000

Shares issued in connection with
reinvestment of distributions	2	41	—	—

	2	41	559	10,000

Shares repurchased	—	—	—	—

Net increase	2	$41	559	$10,000

			For the period 7/3/12
			(commencement of operations)
	Six months ended 1/31/13		to 7/31/12

Class R6	Shares	Amount	Shares	Amount

Shares sold	—	$—	559	$10,000

Shares issued in connection with
reinvestment of distributions	2	46	—	—

	2	46	559	10,000

Shares repurchased	—	—	—	—

Net increase	2	$46	559	$10,000

Growth Opportunities Fund	39

	Six months ended 1/31/13		Year ended 7/31/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	104,955	$2,000,180	455,570	$7,977,468

Shares issued in connection with
reinvestment of distributions	3,524	66,568	—	—

	108,479	2,066,748	455,570	7,977,468

Shares repurchased	(126,220)	(2,408,289)	(241,351)	(4,313,197)

Net increase (decrease)	(17,741)	$(341,541)	214,219	$3,664,271

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	561	100%	$11,291

Class R6	561	100	11,296

Note 5: Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Purchased equity option contracts (number of contracts)	51,000

Written equity option contracts (number of contracts)	51,000

Futures contracts (number of contracts)	20

Warrants (number of warrants)	160,000

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

			Payables,
			Net assets —
			Unrealized
Equity contracts	Investments	$161,380	depreciation	$11,872*

Total		$161,380		$11,872

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Options	Futures	Total

Equity contracts	$(287,888)	$17,026	$(270,862)

Total	$(287,888)	$17,026	$(270,862)

40	Growth Opportunities Fund

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments under
ASC 815	Options	Warrants	Futures	Total

Equity contracts	$83,742	$29,508	$(20,921)	$92,329

Total	$83,742	$29,508	$(20,921)	$92,329

Note 6: Transactions with affiliated issuer

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$7,024,511	$36,515,276	$38,717,956	$2,131	$4,821,831

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 8: New accounting pronouncement

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

Growth Opportunities Fund	41

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund®
The Putnam Fund for Growth and Income	Absolute Return 300 Fund®
International Value Fund	Absolute Return 500 Fund®
Multi-Cap Value Fund	Absolute Return 700 Fund®
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

42	Growth Opportunities Fund

Global Sector	Putnam RetirementReady® Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Dynamic Asset Allocation
Conservative Fund	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation Growth Fund	Retirement Income Fund Lifestyle 2
Dynamic Risk Allocation Fund	Retirement Income Fund Lifestyle 3

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Growth Opportunities Fund	43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44	Growth Opportunities Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Marketing Services	Kenneth R. Leibler
Putnam Retail Management	Robert E. Patterson	Susan G. Malloy
One Post Office Square	George Putnam, III	Vice President and
Boston, MA 02109	Robert L. Reynolds	Assistant Treasurer
W. Thomas Stephens
Custodian		James P. Pappas
State Street Bank	Officers	Vice President
and Trust Company	Robert L. Reynolds
	President	Mark C. Trenchard
Legal Counsel		Vice President and
Ropes & Gray LLP	Jonathan S. Horwitz	BSA Compliance Officer
Executive Vice President,
	Principal Executive Officer, and	Judith Cohen
	Compliance Liaison	Vice President, Clerk, and
Associate Treasurer
Steven D. Krichmar
	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
	Robert T. Burns	Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Growth Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

SA061
279420 3/13

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 28, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: March 28, 2013